UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2017

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Eighth Amendment to PNC Revolving Credit, Term Loan and Security Agreement

On March 21, 2017, EVINE Live Inc. (the “Company”) entered into the Eighth Amendment (the “Eighth Amendment”) to the Revolving Credit, Term Loan and Security Agreement, as previously amended (the “PNC Credit Agreement”), among the Company, as lead borrower, and certain of its subsidiaries as borrowers, and PNC Bank, National Association (“PNC”), a member of The PNC Financial Services Group, Inc. (NYSE: PNC), as lender and agent. Among other things, the Eighth Amendment authorized the increase of the principal amount of the term loan by $6,000,000 (the “Increased Amount”), extended the term of the PNC Credit Agreement from May 1, 2020 to March 21, 2022, and authorized the proceeds from the Increased Amount, along with $3,500,000 of the Company’s cash on hand, to be used for a voluntary prepayment (the “Prepayment”) of the GACP Credit Agreement (as defined below) in an aggregate principal amount of $9,500,000 (plus interest and fees).

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. A copy of the PNC Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on February 10, 2012, a copy of the First Amendment to the PNC Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on May 7, 2013, a copy of the Second Amendment to the PNC Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 10-Q filed on September 6, 2013, a copy of the Third Amendment to the PNC Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on February 5, 2014, a copy of the Fourth Amendment to the PNC Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on March 9, 2015, a copy of the Fifth Amendment to the PNC Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on October 13, 2015, a copy of the Sixth Amendment to the PNC Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on March 10, 2016, and a copy of the Seventh Amendment to the PNC Credit Agreement is filed as Exhibit 10.3 to the Company’s Form 10-Q filed on November 30, 2016, each of which is also incorporated by reference herein.

Second Amendment to GACP Term Loan Credit and Security Agreement

On March 21, 2017, the Company, as lead borrower, and certain of its subsidiaries as borrowers (collectively, the “Borrowers”), entered into the Second Amendment (the “Second Amendment”) to the Term Loan Credit and Security Agreement, as amended (the “GACP Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (collectively, the “GACP Lenders”) and GACP Finance Co., LLC, as agent for the GACP Lenders. Among other things, the Second Amendment authorized the Company to make the Prepayment and, in connection therewith, granted a waiver of the prior written notice required by the GACP Credit Agreement.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein. A copy of the GACP Credit Agreement is filed as Exhibit 10.2 to the Company’s Form 8-K filed on March 10, 2016 and a copy of the First Amendment to the GACP Credit Agreement is filed as Exhibit 10.4 to the Company’s Form 10-Q filed on November 30, 2016, each of which is also incorporated by reference herein.

First Amended and Restated Option

On September 14, 2016, EVINE Live Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with certain accredited investors pursuant to which it agreed to sell (i) shares of the Company’s common stock, (ii) warrants to purchase shares of the Company’s common stock, and (iii) certain options to purchase additional shares of, and warrants to purchase shares of, the Company’s common stock. The Company previously disclosed the details of this transaction (the “Transaction”) by current report on Form 8-K filed September 15, 2016.

On March 16, 2016, the Company entered into a First Amended and Restated Option (the “Amended Option”) with TH Media Partners, LLC, one of the investors in the Transaction (the “Investor”). Under the terms of the Amended Option, the Investor has the right to exercise its option to purchase shares of the Company in two tranches. The first tranche reflects rights to purchase 150,000 shares of the Company’s common stock, which are issuable in the form of 100,000 common shares and a warrant to purchase an additional 50,000 common shares. The first tranche must be exercised on or before March 16, 2017. The purchase price of the shares issuable upon exercise shall be a price per share equal to the volume weighted average price of the Company’s common stock on the Company’s principal trading market during the five trading days immediately prior to the exercise. The exercise price of the warrant will be a price per share equal to a 50% premium to the closing price of the Company’s common stock on the Company’s principal trading market on the trading day immediately preceding the exercise of such warrant.

The second tranche reflects rights to purchase up to 1,073,945 shares of the Company’s common stock, which are issuable in the form of 715,963 common shares and a warrant to purchase an additional 357,982 common shares. The second tranche must be exercised on or before September 16, 2017. The purchase price of the shares issuable upon exercise shall be a price per share equal to the volume weighted average price of the Company’s common stock on the Company’s principal trading market during the five trading days immediately prior to such exercise. The exercise price of the warrant will be a price per share equal to a 50% premium to the closing price of the Company’s common stock on the Company’s principal trading market on the trading day immediately preceding the exercise of such warrant.

Please refer to Form 8-K filed September 15, 2016, for additional details on the Transaction, including additional terms related to exercise of the options and option warrants. As discussed in that report, the Company has concluded that the sale of securities under the Purchase Agreements, and the issuance of securities upon exercise of the options, was exempt from registration under Securities Act of 1933, as amended, pursuant to Rule 506 of Regulation D, promulgated thereunder.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 in the sections titled Eighth Amendment to PNC Revolving Credit, Term Loan and Security Agreement and Second Amendment to GACP Term Loan Credit and Security Agreement above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

On March 16, 2017, the Investor exercised the first tranche of the Amended Option, as described in Item 1.01 above. This exercise resulted in the issuance of (a) 100,000 shares of the Company’s common stock, par value $0.01 per share, and (b) a warrant to purchase an additional 50,000 shares of the Company’s common stock, par value $0.01 per share (the “Option Warrant”). The exercise price of the options was $1.3271 per share, resulting in aggregate proceeds of $132,710. The Option Warrant bears an exercise price of $1.92 per share, and is exercisable for a five-year period expiring on March 16, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Eighth Amendment to Revolving Credit, Term Loan and Security Agreement, dated March 21, 2017, among EVINE Live Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, and PNC Bank National Association, as a lender and agent.
10.2	Second Amendment to Term Loan and Credit Facility, dated March 21, 2017, among EVINE Live Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, the lenders from time to time party thereto and GACP Finance Co., LLC, as agent.
10.3	First Amended and Restated Option, dated March 16, 2017, among EVINE Live Inc. and TH Media Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 21, 2017	EVINE LIVE INC.

	By:	/s/ Damon Schramm
Damon Schramm Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description

10.1	Eighth Amendment to Revolving Credit, Term Loan and Security Agreement, dated March 21, 2017, among EVINE Live Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, and PNC Bank National Association, as a lender and agent.

10.2	Second Amendment to Term Loan and Credit Facility, dated March 21, 2017, among EVINE Live Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, the lenders from time to time party thereto and GACP Finance Co., LLC, as agent.

10.3	First Amended and Restated Option, dated March 16, 2017, among EVINE Live Inc. and TH Media Partners, LLC.